Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2025

	Shares	Value
COMMON STOCKS† - 0.1%
Consumer, Non-cyclical - 0.1%
Endo, Inc.*	9,946	$ 281,870
Industrial - 0.0%
BP Holdco LLC*,†††,1	15,619	12,768
YAK BLOCKER 2 LLC*,†††	5,183	8,646
YAK BLOCKER 2 LLC*,†††	4,791	7,991
Vector Phoenix Holdings, LP*,†††	15,619	330
Targus, Inc.*,†††	17,838	315
Targus, Inc.*,†††	17,838	2
Total Industrial		30,052
Communications - 0.0%
Figs, Inc. — Class A*	3,754	17,156
Vacasa, Inc. — Class A*	511	2,616
Total Communications		19,772
Financial - 0.0%
Finance Co I SARL/Endo US, Inc.*,†††,2	350,000	35
Total Common Stocks
(Cost $403,905)		331,729
PREFERRED STOCKS† - 2.5%
Financial - 2.3%
Equitable Holdings, Inc.
4.30%	140,000	2,573,200
Goldman Sachs Group, Inc.††
6.85%	1,150,000	1,173,396
7.50%	1,000,000	1,047,883
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,738,107
JPMorgan Chase & Co.††
6.50%	1,000,000	1,023,128
PartnerRe Ltd.
4.88%	46,000	770,500
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[3]	500,000	499,628
American National Group, Inc.††
7.38%*	19,000	497,420
Selective Insurance Group, Inc.
4.60%	20,000	358,400
First Republic Bank††
4.25%*	31,650	13
4.50%*	17,750	7
Total Financial		9,681,682
Energy - 0.1%
Venture Global LNG, Inc.††
9.00%[3]	350,000	355,988
Government - 0.1%
CoBank ACB††
7.13%	250,000	255,483
Total Preferred Stocks
(Cost $13,509,375)		10,293,153
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	121
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,4	23,730	2
Pershing Square Holdings, Ltd.
Expiring 12/31/49*,†††,4	11,865	1
Total Warrants
(Cost $21,703)		124
MONEY MARKET FUNDS***,† - 1.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.22%[5]	4,185,989	4,185,989
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.23%[5]	22,115	22,115
Total Money Market Funds
(Cost $4,208,104)		4,208,104
	Face Amount~
MUNICIPAL BONDS†† - 64.3%
California - 10.5%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[15]
7.10% due 08/01/40	7,785,000	8,941,414
6.80% due 08/01/30	2,245,000	2,462,412
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,061,744
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,395,000	3,652,036
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,504,503
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40	2,450,000	1,948,589
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,858,063
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,672,459
Hillsborough City School District General Obligation Unlimited
due 09/01/38[6]	1,600,000	806,426
due 09/01/37[6]	1,120,000	598,374
due 09/01/40[6]	500,000	224,040
Oxnard School District General Obligation Unlimited
2.76% due 08/01/44	1,990,000	1,404,012
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,122,901

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.3% (continued)
California - 10.5% (continued)
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	$1,098,511
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	1,010,193
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[15]
7.25% due 08/01/28	660,000	692,434
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	419,304
3.27% due 03/01/40	250,000	197,807
3.29% due 03/01/41	70,000	54,623
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	507,920
California State University Revenue Bonds
3.90% due 11/01/47	500,000	429,328
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	301,941
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	225,036
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	199,966
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	180,000	181,644
Total California		43,575,680
Texas - 9.2%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[15]
7.09% due 01/01/42	10,020,000	11,319,262
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[7]	8,900,000	7,668,323
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[7]	8,000,000	5,851,995
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42	5,250,000	4,267,920
3.27% due 01/01/45	1,150,000	873,157
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[7]	6,500,000	4,651,781
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,723,711
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,636,117
Total Texas		37,992,266
Washington - 5.6%
Central Washington University Revenue Bonds
6.95% due 05/01/40[7]	5,000,000	5,591,142
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[15]
6.50% due 05/01/30	5,000,000	5,249,819
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[15]
6.79% due 07/01/40	4,415,000	4,750,402
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[15]
7.10% due 04/01/32	3,325,000	3,571,199
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,251,727
King County Public Hospital District No. 2 General Obligation Ltd.
3.11% due 12/01/44	1,100,000	832,460
Total Washington		23,246,749
Pennsylvania - 4.4%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30[7]	10,330,000	10,852,338

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.3% (continued)
Pennsylvania - 4.4% (continued)
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[7]	6,895,000	$7,461,169
Total Pennsylvania		18,313,507
Illinois - 4.2%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[15]
6.90% due 01/01/40	5,100,000	5,701,589
Illinois, General Obligation Bonds, Taxable Build America Bonds[15]
7.35% due 07/01/35[7]	3,928,571	4,279,114
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[15]
6.74% due 11/01/40	2,990,000	3,302,939
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49	2,000,000	2,053,065
6.05% due 10/01/44	750,000	771,833
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	715,385	754,926
6.73% due 04/01/35	169,231	179,469
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	184,736
Total Illinois		17,227,671
New York - 3.8%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[15]
8.57% due 11/01/40	10,010,000	9,930,171
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[7]	5,000,000	3,684,374
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34	2,250,000	1,890,001
Total New York		15,504,546
Oklahoma - 3.3%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,816,049
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,778,369
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	125,865
Total Oklahoma		13,720,283
Ohio - 3.2%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[7]	8,900,000	5,967,733
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28	3,840,000	4,025,698
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,504,039
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	560,000	561,020
Total Ohio		13,058,490
West Virginia - 2.9%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[15]
7.65% due 04/01/40	10,000,000	11,796,955
Indiana - 2.8%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,844,204
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,885,002
Total Indiana		11,729,206
Michigan - 2.1%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,440,000	2,864,792
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,843,431
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	1,010,000	1,011,293

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.3% (continued)
Michigan - 2.1% (continued)
Wayne State University Revenue Bonds
3.47% due 11/15/49	1,030,000	$797,696
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	675,000	676,207
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	415,000	415,610
Total Michigan		8,609,029
South Carolina - 1.4%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[15]
7.33% due 07/01/40[7]	5,000,000	5,856,117
Colorado - 1.3%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,700,000	1,707,299
5.50% due 11/01/39	1,250,000	1,265,498
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,658,236
Total Colorado		5,631,033
New Jersey - 1.2%
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42	3,500,000	2,922,378
New Jersey Turnpike Authority Revenue Bonds
2.78% due 01/01/40	2,500,000	1,924,818
Total New Jersey		4,847,196
Massachusetts - 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42	3,400,000	2,565,864
2.87% due 07/01/51	750,000	513,528
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	1,638,362
Total Massachusetts		4,717,754
Alabama - 1.1%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	4,365,162
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	4,500,000	3,540,079
New Hampshire - 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,400,787
Idaho - 0.8%
Idaho Housing & Finance Association Revenue Bonds
5.55% due 07/01/49	1,955,000	1,936,415
5.72% due 07/01/49	1,400,000	1,403,532
Total Idaho		3,339,947
Virginia - 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49	1,700,000	1,687,510
5.95% due 10/01/54	1,000,000	1,020,100
Total Virginia		2,707,610
Maryland - 0.6%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,542,256
Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38	2,500,000	2,113,700
Missouri - 0.4%
Curators of the University of Missouri Revenue Bonds
5.79% due 11/01/41	1,745,000	1,805,434
District of Columbia - 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,337,798
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	91,895
Total District of Columbia		1,429,693
Florida - 0.3%
Florida Housing Finance Corp. Revenue Bonds
6.25% due 07/01/38	1,175,000	1,235,983
Kentucky - 0.2%
Kentucky Housing Corp. Revenue Bonds
6.21% due 07/01/50	500,000	518,212
5.90% due 01/01/55	500,000	508,367
Total Kentucky		1,026,579
Tennessee - 0.2%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	510,466
5.97% due 07/01/54	500,000	509,934
Total Tennessee		1,020,400
Connecticut - 0.2%
Connecticut Housing Finance Authority Revenue Bonds
6.09% due 11/15/49	800,000	825,280
Iowa - 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	511,232

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 64.3% (continued)
Nevada - 0.1%
Nevada Housing Division Revenue Bonds
5.84% due 10/01/49	250,000	$252,621
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	225,966
Wisconsin - 0.1%
County of Fond Du Lac Wisconsin Revenue Bonds
6.20% due 05/01/54[3]	200,000	202,808
Arkansas - 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	197,548
Total Municipal Bonds
(Cost $282,967,946)		266,569,567
CORPORATE BONDS†† - 34.5%
Financial - 11.9%
Blue Owl Finance LLC
4.38% due 02/15/32[7]	2,150,000	2,023,659
Intact Financial Corp.
5.46% due 09/22/32[3,7]	1,900,000	1,933,629
Ares Finance Company IV LLC
3.65% due 02/01/52[3,7]	2,650,000	1,923,983
Wilton RE Ltd.
6.00%[3,8,9]	1,924,000	1,921,691
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	2,100,000	1,800,750
Maple Grove Funding Trust I
4.16% due 08/15/51[3,7]	2,500,000	1,772,288
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	1,736,342
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,7]	1,750,000	1,735,439
Global Atlantic Finance Co.
4.70% due 10/15/51[3,7,9]	1,450,000	1,409,399
6.75% due 03/15/54[3,7]	260,000	273,749
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,7]	1,500,000	1,432,819
Stewart Information Services Corp.
3.60% due 11/15/31[7]	1,350,000	1,204,360
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,179,783
Prudential Financial, Inc.
5.13% due 03/01/52[9]	1,200,000	1,142,165
FS KKR Capital Corp.
3.25% due 07/15/27[7]	1,150,000	1,100,043
United Wholesale Mortgage LLC
5.50% due 11/15/25[3,7]	1,100,000	1,097,710
Macquarie Bank Ltd.
3.05% due 03/03/36[3,7,9]	1,200,000	1,054,532
Kennedy-Wilson, Inc.
5.00% due 03/01/31[7]	1,150,000	1,041,566
Jefferies Financial Group, Inc.
6.20% due 04/14/34[7]	1,000,000	1,041,262
Nuveen LLC
5.85% due 04/15/34[3,7]	1,000,000	1,030,296
AmFam Holdings, Inc.
3.83% due 03/11/51[3,7]	1,600,000	1,026,041
Encore Capital Group, Inc.
9.25% due 04/01/29[3,7]	500,000	532,221
8.50% due 05/15/30[3,7]	450,000	473,550
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,9]	1,000,000	995,546
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3,7]	950,000	985,623
JPMorgan Chase & Co.
5.72% due 09/14/33[7,9]	950,000	983,173
Nippon Life Insurance Co.
5.95% due 04/16/54[3,9]	950,000	972,885
Horace Mann Educators Corp.
7.25% due 09/15/28[7]	900,000	971,777
Safehold GL Holdings LLC
6.10% due 04/01/34[7]	900,000	936,735
Farmers Insurance Exchange
7.00% due 10/15/64[3,7,9]	880,000	921,679
NatWest Group plc
7.47% due 11/10/26[7,9]	850,000	866,016
Corebridge Financial, Inc.
6.88% due 12/15/52[9]	840,000	863,590
LPL Holdings, Inc.
4.38% due 05/15/31[3]	650,000	618,562
6.00% due 05/20/34	220,000	226,458
CNO Financial Group, Inc.
6.45% due 06/15/34[7]	750,000	793,803
Toronto-Dominion Bank
8.13% due 10/31/82[9]	750,000	780,662
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	780,390
MidCap Funding XLVI Trust
7.81% (1 Month Term SOFR + 3.50%, Rate Floor: 0.00%) due 04/15/27◊,†††	700,000	700,000
Lazard Group LLC
6.00% due 03/15/31[7]	660,000	688,547
QBE Insurance Group Ltd.
5.88% [3,8,9]	650,000	648,032
Bank of Nova Scotia
8.63% due 10/27/82[7,9]	550,000	579,940
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3,7]	560,000	556,536
American National Group, Inc.
5.75% due 10/01/29	550,000	556,334
HUB International Ltd.
5.63% due 12/01/29[3]	550,000	538,428
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	490,572
Dyal Capital Partners III (B) LP
6.55% due 06/15/44†††	440,000	451,911

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 34.5% (continued)
Financial - 11.9% (continued)
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3,7]	400,000	$413,417
Dai-ichi Life Insurance Company Ltd.
6.20% [3,8,9]	400,000	409,168
OneMain Finance Corp.
9.00% due 01/15/29	350,000	369,605
Morgan Stanley
5.52% due 11/19/55[9]	300,000	299,569
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	281,309
Beacon Funding Trust
6.27% due 08/15/54[3]	250,000	253,546
Reinsurance Group of America, Inc.
6.65% due 09/15/55[9]	200,000	199,507
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,9]	200,000	173,674
Total Financial		49,194,271
Consumer, Non-cyclical - 4.9%
Flowers Foods, Inc.
6.20% due 03/15/55[7]	2,050,000	2,110,114
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[7]	1,200,000	942,288
5.75% due 04/01/33[7]	763,000	775,576
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[7]	2,500,000	1,648,343
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,557,234
Post Holdings, Inc.
4.50% due 09/15/31[3,7]	1,300,000	1,186,767
Universal Health Services, Inc.
2.65% due 01/15/32[7]	1,300,000	1,094,988
Reynolds American, Inc.
5.70% due 08/15/35[7]	1,050,000	1,067,126
Altria Group, Inc.
3.70% due 02/04/51[7]	1,500,000	1,057,371
GXO Logistics, Inc.
6.50% due 05/06/34[7]	1,000,000	1,036,706
Sotheby's
7.38% due 10/15/27[3,7]	1,000,000	991,105
Amgen, Inc.
4.40% due 02/22/62[7]	1,200,000	975,589
HCA, Inc.
4.63% due 03/15/52[7]	1,200,000	975,287
BCP V Modular Services Finance II plc
6.13% due 10/30/28[3]	GBP 750,000	917,744
BAT Capital Corp.
7.08% due 08/02/43[7]	800,000	886,232
AZ Battery Property LLC
6.73% due 02/20/46†††	680,000	706,955
Baylor College of Medicine
5.26% due 11/15/46	600,000	582,188
Triton Container International Ltd.
3.15% due 06/15/31[3]	650,000	565,191
Medline Borrower, LP
5.25% due 10/01/29[3,7]	450,000	436,234
CVS Health Corp.
7.00% due 03/10/55[9]	400,000	403,614
Upbound Group, Inc.
6.38% due 02/15/29[3]	250,000	244,483
OhioHealth Corp.
2.83% due 11/15/41	300,000	221,393
Becle, SAB de CV
2.50% due 10/14/31[3]	200,000	161,687
Total Consumer, Non-cyclical		20,544,215
Consumer, Cyclical - 3.6%
Delta Air Lines, Inc.
7.00% due 05/01/25[3,7]	4,019,000	4,029,753
United Airlines, Inc.
4.63% due 04/15/29[3,7]	2,200,000	2,120,841
Hyatt Hotels Corp.
5.75% due 04/23/30[7]	1,100,000	1,132,298
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]	1,000,000	1,023,695
LKQ Corp.
6.25% due 06/15/33[7]	950,000	995,761
Warnermedia Holdings, Inc.
5.14% due 03/15/52[7]	1,150,000	887,619
Air Canada
4.63% due 08/15/29[3]	CAD 1,050,000	722,511
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[3]	600,000	596,214
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3,7]	600,000	569,710
Polaris, Inc.
6.95% due 03/15/29	450,000	475,826
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]	435,000	456,468
Wabash National Corp.
4.50% due 10/15/28[3,7]	500,000	451,120
Hanesbrands, Inc.
9.00% due 02/15/31[3,7]	400,000	425,995
Hasbro, Inc.
6.05% due 05/14/34[7]	350,000	360,525
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	300,000	275,255
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	231,903

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 34.5% (continued)
Consumer, Cyclical - 3.6% (continued)
Station Casinos LLC
4.63% due 12/01/31[3]	200,000	$184,170
Total Consumer, Cyclical		14,939,664
Industrial - 3.3%
AP Grange Holdings
6.50% due 03/20/45†††	2,471,925	2,521,363
5.00% due 03/20/45†††	300,000	324,000
IP Lending X Ltd.
7.75% due 07/02/29†††,3	1,125,000	1,125,000
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3]	1,500,000	1,059,031
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[7]	1,300,000	1,055,657
Boeing Co.
6.53% due 05/01/34	510,000	546,337
6.86% due 05/01/54	225,000	247,878
3.75% due 02/01/50	329,000	233,787
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	1,000,000	1,020,030
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	1,250,000	983,384
TD SYNNEX Corp.
6.10% due 04/12/34[7]	850,000	892,553
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	891,330
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[3]	1,000,000	820,000
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP 500,000	623,561
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	575,000	582,531
Dyal Capital Partners III (A) LP
6.55% due 06/15/44†††	560,000	575,159
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[3]	400,000	349,263
Total Industrial		13,850,864
Energy - 3.3%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,061,996
Valero Energy Corp.
4.00% due 06/01/52[7]	2,450,000	1,830,181
BP Capital Markets plc
6.13%[8,9]	1,300,000	1,286,151
ITT Holdings LLC
6.50% due 08/01/29[3,7]	1,250,000	1,190,928
NuStar Logistics, LP
6.38% due 10/01/30[7]	1,000,000	1,021,372
HF Sinclair Corp.
6.25% due 01/15/35[7]	1,000,000	1,020,989
ONEOK, Inc.
5.85% due 11/01/64[7]	1,050,000	1,009,224
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[7]	1,000,000	981,718
Venture Global LNG, Inc.
9.88% due 02/01/32[3,7]	750,000	820,261
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	300,147
6.51% due 02/23/42[3]	200,000	208,574
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	468,777
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	397,526
Parkland Corp.
4.63% due 05/01/30[3]	300,000	281,606
Viper Energy, Inc.
7.38% due 11/01/31[3]	200,000	209,693
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	204,644
EnLink Midstream Partners, LP
5.60% due 04/01/44	150,000	141,617
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	118,604
Total Energy		13,554,008
Utilities - 3.0%
Central Storage Safety Project Trust
4.82% due 02/01/38[2]	6,345,184	5,868,746
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,7]	2,000,000	2,128,644
Ohio Edison Co.
5.50% due 01/15/33[3,7]	950,000	972,775
Alexander Funding Trust II
7.47% due 07/31/28[3,7]	900,000	958,570
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]	1,000,000	792,715
NRG Energy, Inc.
7.00% due 03/15/33[3]	450,000	489,393
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[9]	350,000	351,187
CMS Energy Corp.
6.50% due 06/01/55[9]	340,000	336,772
Exelon Corp.
6.50% due 03/15/55[9]	300,000	300,578
Black Hills Corp.
5.95% due 03/15/28	200,000	207,249
Southern Co.
3.75% due 09/15/51[9]	100,000	96,969
Total Utilities		12,503,598
Communications -2.2%
British Telecommunications plc
4.88% due 11/23/81[3,7,9]	1,700,000	1,567,536
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	850,000	853,859
5.75% due 08/01/28[3]	300,000	294,227

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 34.5% (continued)
Communications - 2.2% (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53[7]	1,200,000	$994,911
Rogers Communications, Inc.
4.50% due 03/15/42[7]	1,150,000	989,961
Corning, Inc.
4.38% due 11/15/57[7]	1,200,000	975,640
Altice France S.A.
5.50% due 10/15/29[3]	900,000	703,016
5.13% due 07/15/29[3]	350,000	271,531
Vodafone Group plc
5.13% due 06/04/81[9]	1,100,000	849,478
Sunrise FinCo I B.V.
4.88% due 07/15/31[3,7]	700,000	653,299
Level 3 Financing, Inc.
11.00% due 11/15/29[3]	347,400	394,206
CSC Holdings LLC
11.25% due 05/15/28[3]	250,000	243,345
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	195,000
Total Communications		8,986,009
Technology - 1.2%
Broadcom, Inc.
3.19% due 11/15/36[3,7]	1,300,000	1,070,419
Foundry JV Holdco LLC
6.40% due 01/25/38[3]	550,000	587,977
5.88% due 01/25/34[3]	400,000	409,387
Oracle Corp.
3.95% due 03/25/51[7]	1,100,000	828,999
TeamSystem S.p.A.
6.29% due 07/31/31	EUR 700,000	730,954
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[7]	800,000	723,006
Dye & Durham Ltd.
8.63% due 04/15/29[3]	310,000	324,375
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]	200,000	189,000
Total Technology		4,864,117
Basic Materials - 0.8%
Alcoa Nederland Holding B.V.
4.13% due 03/31/29[3,7]	1,100,000	1,034,738
ArcelorMittal S.A.
6.55% due 11/29/27[7]	900,000	941,231
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3,7]	700,000	657,599
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3,7]	600,000	594,583
Mirabela Nickel Ltd.
due 06/24/19†††,2,14	96,316	482
Total Basic Materials		3,228,633
Government - 0.2%
Amazon Conservation DAC
6.03% due 01/16/42[3]	1,000,000	997,500
Transporation - 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	396,000	397,556
Total Corporate Bonds
(Cost $150,628,637)		143,060,435
ASSET-BACKED SECURITIES†† - 15.2%
Financial - 4.6%
Thunderbird A
5.50% due 03/01/37†††	7,000,000	6,532,750
Lightning A
5.50% due 03/01/37†††	7,000,000	6,532,750
HV Eight LLC
7.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR 1,404,170	1,454,453
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,402,224	1,271,466
Ceamer Finance LLC
6.92% due 11/15/37†††	831,224	845,937
6.79% due 11/15/39†††	300,000	303,333
Project Onyx I
7.74% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	1,051,673	1,051,042
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	680,037
6.84% due 06/12/29†††	200,000	203,180
Project Onyx II
7.74% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	288,277	287,585
Total Financial		19,162,533
Collateralized Loan Obligations - 3.2%
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.50% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	1,400,000	1,419,443
Cerberus Loan Funding XLII LLC
2023-3A C, 8.46% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	1,250,000	1,268,351
Cerberus Loan Funding XLVII LLC
2024-3A C, 6.85% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 07/15/36◊,3	1,200,000	1,214,809

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 15.2% (continued)
Collateralized Loan Obligations - 3.2% (continued)
Owl Rock CLO I LLC
2024-1A C, 8.57% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	1,050,000	$1,065,762
Cerberus Loan Funding XLV LLC
2024-1A C, 7.45% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 04/15/36◊,3	1,000,000	1,017,308
Cerberus Loan Funding XLVI, LP
2024-2A C, 7.35% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 07/15/36◊,3	950,000	964,266
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.64% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,3	800,000	812,417
Carlyle Direct Lending CLO LLC
2024-1A BR, 7.05% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/15/36◊,3	800,000	801,997
Cerberus Loan Funding XL LLC
2023-1A C, 8.70% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	750,000	751,395
Fortress Credit BSL XV Ltd.
2024-2A CR, 6.89% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/18/33◊,3	650,000	654,572
KREF Ltd.
2021-FL2 AS, 5.73% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	650,000	648,309
Owl Rock CLO XVI LLC
2024-16A C, 7.59% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	600,000	609,099
FS Rialto Issuer LLC
2024-FL9 C, 6.96% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%) due 10/19/39◊,3	600,000	601,436
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.34% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,3	500,000	507,273
Madison Park Funding LVIII Ltd.
2024-58A D, 7.95% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,3	400,000	406,525
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.50% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 04/25/36◊,3	250,000	252,465
BNPP IP CLO Ltd.
2014-2A E, 9.80% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	262,660	73,151
WhiteHorse VIII Ltd.
2014-1A E, 9.10% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%) due 05/01/26◊,3	64,141	51,759
Total Collateralized Loan Obligations		13,120,337
Transport-Aircraft - 2.2%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,10]	2,181,379	2,072,965
AASET Trust
2024-1A, 6.26% due 05/16/49[3]	576,407	592,694
2021-2A, 2.80% due 01/15/47[3]	347,353	321,065
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	961,717	899,227
Navigator Aviation Ltd.
2024-1, 6.09% due 08/15/49[3]	819,643	815,952
AASET Ltd.
2024-2A, 5.93% due 09/16/49[3]	777,044	791,471
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	746,293	733,269
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	683,769	658,792
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	584,485	575,718
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	479,072	463,747
Gilead Aviation LLC
2025-1A, 5.79% due 03/15/50[3]	450,000	457,448
ALTDE 2025-1 Trust
2025-1A, due 08/15/50[3,11]	400,000	405,431

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 15.2% (continued)
Transport-Aircraft - 2.2% (continued)
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]	158,882	$158,778
Total Transport-Aircraft		8,946,557
Infrastructure - 2.1%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,842,972
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,964,676
2024-1A, 6.67% due 06/20/54[3]	100,000	102,499
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	849,905
2024-1A, 6.28% due 03/25/54[3]	150,000	153,651
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	958,339
Total Infrastructure		8,872,042
Whole Business - 1.1%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	947,625	992,649
2024-3A, 5.91% due 07/30/54[3]	548,625	558,658
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	990,000	980,244
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	1,159,000	972,248
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[3]	947,500	926,470
2021-1A, 2.39% due 04/25/51[3]	48,125	44,121
Total Whole Business		4,474,390
Insurance - 0.6%
Obra Longevity
8.48% due 06/30/39†††	1,950,000	2,051,302
CHEST
7.13% due 03/15/43†††	450,000	464,837
Total Insurance		2,516,139
Net Lease - 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	982,292	998,501
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	995,000	972,325
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	500,000	460,048
Total Net Lease		2,430,874
Single Family Residence - 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]	1,000,000	992,749
2020-SFR2, 4.50% due 10/19/37[3]	400,000	395,216
2020-SFR2, 4.00% due 10/19/37[3]	400,000	394,223
2020-SFR2, 3.37% due 10/19/37[3]	250,000	245,751
Total Single Family Residence		2,027,939
Asset Backed Securities - 0.2%
Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††	1,000,000	1,020,900
Unsecured Consumer Loans - 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]	298,773	305,658
Total Asset-Backed Securities
(Cost $63,092,190)		62,877,369
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0%
Consumer, Cyclical - 2.5%
FR Refuel LLC
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,268,061	1,255,381
Zephyr Bidco Ltd.
9.95% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 900,000	1,133,416
MB2 Dental Solutions LLC
9.82% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	1,077,460	1,070,995
Pacific Bells LLC
8.60% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/10/28	1,041,869	1,044,213
Alexander Mann
10.44% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	987,500	954,172
First Brands Group LLC
9.55% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	769,032	736,348
Blue Ribbon LLC
12.31% (1 Month Term SOFR + 8.00%, Rate Floor: 8.75%) due 05/08/28	963,125	718,491

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0% (continued)
Consumer, Cyclical - 2.5% (continued)
Scientific Games Corp.
7.30% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	598,500	$598,279
Crash Champions Inc.
9.07% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 02/23/29	595,932	528,145
The Facilities Group
10.16% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%), Rate Floor: 6.75%) due 11/30/27†††	490,172	482,791
NFM & J LLC
10.09% (6 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	482,213	474,951
ImageFIRST Holdings LLC
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 04/27/28†††	414,203	414,203
Blue Ribbon LLC
12.29% (3 Month Term SOFR + 8.00%, Rate Floor: 8.75%) due 05/08/28†††	345,682	337,040
CCRR Parent, Inc.
8.82% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	638,342	264,912
Accuride Corp.
14.85% (1 Month Term SOFR + 10.00%, Rate Floor: 12.00%) due 03/15/25†††,14	179,996	128,247
9.25% (1 Month Term SOFR + 6.31%, Rate Floor: 8.31%) due 01/17/25†††	99,369	70,801
18.50% (Commercial Prime Lending Rate + 9.00%, Rate Floor: 11.00%) (in-kind rate was 2.00%) due 01/17/25†††,12	20,763	20,763
6.06% (1 Month Term SOFR + 4.74%, Rate Floor: 5.74%) due 05/18/26†††,14	720,066	1
Total Consumer, Cyclical		10,233,149
Consumer, Non-cyclical - 1.7%
Southern Veterinary Partners LLC
7.71% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/04/31	1,571,314	1,572,131
Women's Care Holdings, Inc.
8.89% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,044,279	971,179
HAH Group Holding Co. LLC
9.32% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	953,191	912,976
Recess Holdings, Inc.
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	894,494	898,966
Quirch Foods Holdings LLC
9.64% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	941,620	889,831
LaserAway Intermediate Holdings II LLC
10.31% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	771,248	740,398
Gibson Brands, Inc.
9.56% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	485,000	476,027
Florida Food Products LLC
9.59% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	433,780	367,360
VC GB Holdings I Corp.
8.09% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/21/28	248,082	247,415
Total Consumer, Non-cyclical		7,076,283
Industrial - 1.7%
Dispatch Terra Acquisition LLC
8.73% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,109,750	1,045,340
Total Webhosting Solutions B.V.
7.05% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 10/31/31	EUR 1,000,000	1,042,272
Inspired Finco Holdings Ltd.
6.73% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/28/31	EUR 1,000,000	1,041,587
Arcline FM Holdings, LLC
8.80% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 06/23/28	949,320	948,133
Capstone Acquisition Holdings, Inc.
8.92% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	922,470	917,663
Merlin Buyer, Inc.
8.33% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	567,890	565,408

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0% (continued)
Industrial - 1.7% (continued)
Michael Baker International LLC
8.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	398,000	$399,162
Integrated Power Services Holdings, Inc.
8.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	360,921	359,959
TK Elevator Midco GmbH
5.30% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/27†††	EUR 305,874	306,927
Merlin Buyer, Inc.
9.08% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	296,231	295,491
ILPEA Parent, Inc.
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28	98,884	98,637
Total Industrial		7,020,579
Technology - 1.2%
Sitecore Holding III A/S
10.06% (3 Month Term SOFR + 3.58%, Rate Floor: 4.08%) (in-kind rate was 4.33%) due 03/12/29†††,12	1,072,506	1,064,408
9.01% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) (in-kind rate was 4.25%) due 03/12/29†††,12	EUR 786,263	809,467
Polaris Newco LLC
7.68% ((1 Month Term SOFR + 3.25%) and (Commercial Prime Lending Rate + 2.50%), Rate Floor: 3.25%) due 06/04/26†††	1,151,500	1,115,161
Aston FinCo SARL
9.22% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 770,130	911,273
Datix Bidco Ltd.
10.20% (6 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 04/25/31†††	GBP 472,000	589,397
9.93% (6 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 04/30/31†††	140,000	139,001
9.82% (1 Month Term SOFR + 5.50%, Rate Floor: 6.00%) due 10/25/30†††	12,350	10,948
Modena Buyer LLC
8.79% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	548,625	535,710
Total Technology		5,175,365
Financial - 1.1%
Eisner Advisory Group
8.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	990,025	993,124
Higginbotham Insurance Agency, Inc.
8.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	995,000	987,943
Citadel Securities, LP
6.33% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	977,598	978,703
Aretec Group, Inc.
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	850,000	848,053
HighTower Holding LLC
7.29% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/15/32	343,737	342,877
Tegra118 Wealth Solutions, Inc.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	346,373	340,530
Total Financial		4,491,230
Communications - 0.7%
FirstDigital Communications LLC
8.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,234,375	1,206,508
Level 3 Financing, Inc.
10.88% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/30	501,827	506,846
10.88% (1 Month Term SOFR + 6.56%, Rate Floor: 6.56%) due 04/15/29	498,173	503,224
Syndigo LLC
9.07% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	917,672	917,672
Total Communications		3,134,250
Basic Materials - 0.1%
GrafTech Finance, Inc.
9.34% (3 Month Term SOFR + 5.00%, Rate Floor: 7.00%) due 11/04/29	316,054	326,064

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 9.0% (continued)
Total Senior Floating Rate Interests
(Cost $39,028,495)		$37,456,920
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.4%
Residential Mortgage-Backed Securities - 1.7%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,734,945	1,610,880
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	755,624
2022-NQM8, 6.10% due 09/25/62[3,10]	374,488	373,873
2024-NQM6, 6.85% due 02/25/64[3,10]	279,167	282,737
Top Pressure Recovery Turbines
7.51% due 11/01/69	1,386,632	1,393,565
Mill City Securities Ltd.
2024-RS1, 3.00% due 11/01/69[3,10]	781,411	714,992
2024-RS2, 3.00% due 08/01/69[3,10]	443,731	412,080
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,10]	482,835	480,832
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	468,338
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	244,076	249,070
LSTAR Securities Investment Ltd.
2024-1, 7.43% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	192,327	192,613
Total Residential Mortgage-Backed Securities		6,934,604
Government Agency - 1.0%
Freddie Mac
5.50% due 11/01/54[7]	4,059,696	4,067,487
Commercial Mortgage-Backed Securities - 0.5%
BXHPP Trust
2021-FILM, 5.53% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,250,000	1,186,147
BX Trust
2024-VLT4, 6.75% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,3	1,150,000	1,145,688
Total Commercial Mortgage-Backed Securities		2,331,835
Military Housing - 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,3,13	9,115,636	525,491
2015-R1, 0.70% (WAC) due 11/25/55◊,3,13	6,636,857	376,378
2015-R1, 5.95% (WAC) due 11/25/52◊,2	81,748	68,132
Total Military Housing		970,001
Total Collateralized Mortgage Obligations
(Cost $14,505,345)		14,303,927
FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	772,431
Total Foreign Government Debt
(Cost $1,242,409)		772,431
Total Investments - 130.2%
(Cost $569,608,109)		$ 539,873,759
Other Assets & Liabilities, net - (30.2)%		(125,299,464)
Total Net Assets - 100.0%		$ 414,574,295

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation*
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	86	Dec 2026	$20,736,750	$87,313

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.42.V1	1.00%	Quarterly	12/20/29	EUR 920,000	$(20,039)	$(18,974)	$(1,065)
J.P. Morgan Securities LLC	ICE	CDX.NA.IG.43.V1	1.00%	Quarterly	12/20/29	$ 10,336,170	(227,131)	(212,913)	(14,218)
							$(247,170)	$(231,887)	$(15,283)

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	5,129,000	5,334,142 USD	03/14/25	$10,794
Bank of America, N.A.	CAD	Sell	1,068,000	746,961 USD	03/14/25	8,083
Citibank, N.A.	CAD	Buy	24,000	16,932 USD	03/14/25	(328)
Bank of America, N.A.	GBP	Sell	3,361,000	4,181,104 USD	03/14/25	(47,389)
						$(28,840)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
***	A copy of each underlying unaffiliated fund's financial statements is available at the SEC's website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at February 28, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,937,395 (cost $6,629,404), or 1.4% of total net assets — See Note 6.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $123,067,505 (cost $125,913,093), or 29.7% of total net assets.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of February 28, 2025.
6	Zero coupon rate security.
7	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments and reverse repurchase agreements. As of February 28, 2025, the total value of securities segregated was $136,981,376.
8	Perpetual maturity.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at February 28, 2025. See table below for additional step information for each security.
11	Security is unsettled at period end and does not have a stated effective rate.
12	Payment-in-kind security.
13	Security is an interest-only strip.
14	Security is in default of interest and/or principal obligations.
15	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar
CDX.NA.IG.43.V1 — Credit Default Swap North American Investment Grade Series 43 Index Version 1
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.42.V1 — iTraxx Europe Series 42 Index Version 1
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

The following table summarizes the inputs used to value the Trust's investments at February 28, 2025 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 301,642	$ —	$ 30,087	$ 331,729
Preferred Stocks	5,440,207	4,852,946	—	10,293,153
Warrants	121	—	3	124
Money Market Funds	4,208,104	—	—	4,208,104
Municipal Bonds	—	266,569,567	—	266,569,567
Corporate Bonds	—	133,566,259	9,494,176	143,060,435
Asset-Backed Securities	—	40,177,797	22,699,572	62,877,369
Senior Floating Rate Interests	—	26,654,255	10,802,665	37,456,920
Collateralized Mortgage Obligations	—	14,303,927	—	14,303,927
Foreign Government Debt	—	772,431	—	772,431
Interest Rate Futures Contracts**	87,313	—	—	87,313
Forward Foreign Currency Exchange Contracts**	—	18,877	—	18,877
Total Assets	$ 10,037,387	$ 486,916,059	$ 43,026,503	$ 539,979,949

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$ —	$ 15,283	$ —	$ 15,283
Forward Foreign Currency Exchange Contracts**	—	47,717	—	47,717
Unfunded Loan Commitments (Note 5)	—	—	79,823	79,823
Total Liabilities	$ —	$ 63,000	$ 79,823	$ 142,823

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $128,376,757 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category		Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 15,685,020	Yield Analysis	Yield	6.4%-7.4%	7.2%
Asset-Backed Securities	7,014,552	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	16,989	Model Price	Liquidation Value	—	—
Common Stocks	13,098	Enterprise Value	Valuation Multiple	2.6x-8.5x	2.7x
Corporate Bonds	4,823,331	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	4,670,363	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	482	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	6,632,523	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,903,596	Yield Analysis	Yield	10.0%-10.7%	10.3%
Senior Floating Rate Interests	1,046,734	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	219,812	Model Price	Liquidation Value	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$ 43,026,503
Liabilities:
Unfunded Loan Commitments	$ 79,823	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended February 28, 2025, the Trust had securities with a total value of $1,020,901 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $817,148 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

	Assets							Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments

Beginning Balance	$ 14,832,934	$ 5,929,078	$ 11,500,884	$ 4	$ 42,317	$ 1,482	$ 32,306,699	$ (66,528)
Purchases/(Receipts)	7,350,000	4,471,474	3,462,533	-	-	-	15,284,007	(256,273)
(Sales, maturities and paydowns)/Fundings	(577,200)	(1,204,000)	(3,175,539)	-	(1,794)	-	(4,958,533)	129,458
Amortization of premiums/discounts	-	229	62,517	-	-	-	62,746	(4,225)
Total realized gains (losses) included in earnings	776	-	(96,920)	-	(311)	-	(96,455)	1,929
Total change in unrealized appreciation (depreciation) included in earnings	72,162	297,395	(133,683)	(1)	(10,125)	(1,462)	224,286	115,816
Transfers into Level 3	1,020,900	-	1	-	-	-	1,020,901	-
Transfers out of Level 3	-	-	(817,128)	-	-	(20)	(817,148)	-
Ending Balance	$ 22,699,572	$ 9,494,176	$ 10,802,665	$ 3	$ 30,087	$-	$ 43,026,503	$ (79,823)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at February 28, 2025	$ 72,162	$ 247,115	$ (120,766)	$(1)	$ (10,845)	$-	$ 187,665	$ 115,168

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS1, 3.00% due 11/01/69	6.00%	10/01/27
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 ("affiliated issuer").

Transactions during the period ended February 28, 2025, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/24	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 02/28/25	Shares 02/28/25
Common Stocks
BP Holdco LLC*	$18,932	$–	$–	$–	$(6,164)	$12,768	15,619

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2025

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Trust's investments (the “Fund Valuation Procedures”).

Pursuant to Rule 2a-5, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and/or other assets. As the Trust’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the "Valuation Procedures") reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust's securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Trust seeks to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Trust's securities and other assets are supplied primarily by independent third-party pricing service appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts ("ADR") trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured financie securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However,the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative instruments, such factors may include obtaining information as to how (a) these contracts and other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative instruments trade in the cash market.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Trust's use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Trust because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Securities held as collateral are noted on the Schedule of Investments.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust if the Trust is selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Trust’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At February 28, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 569,639,381	$ 14,748,218	$ (44,470,650)	$ (29,722,432)

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of February 28, 2025. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of February 28, 2025, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Accuride Corp.	01/27/25		22,713	$–
Datix Bidco Ltd.	04/25/31		251,150	13,613
GrafTech Finance, Inc.	11/04/29		180,602	–
Integrated Power Services Holdings, Inc.	11/22/28		132,509	353
MB2 Dental Solutions LLC	02/13/31		279,612	4,503
Polaris Newco LLC	06/04/26		1,198,500	37,823
TK Elevator Midco GmbH	01/29/27	EUR	694,126	23,531
				$79,823

* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR - Euro

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2025

Note 6 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value

Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$6,458,348	$5,868,746
Finance Co I SARL/Endo US, Inc.*	04/23/24	2,090	35
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1 5.95% (WAC) due 11/25/52[1]	09/10/19	81,749	68,132
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	87,217	482
		$6,629,404	$5,937,395

*	Non-income producing security.
1	Variable rate security. Rate indicated is the rate effective at February 28, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
2	Security is in default of interest and/or principal obligations.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, tariffs, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust’s investments and performance of the Trust.

OTHER INFORMATION (Unaudited)	February 28, 2025

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.